UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2012

BRANDYWINE REALTY TRUST

BRANDYWINE OPERATING PARTNERSHIP, L.P.

(Exact name of registrant as specified in charter)

Maryland (Brandywine Realty Trust)	001-9106	23-2413352
Delaware (Brandywine Operating Partnership, L.P.)	000-24407	23-2862640
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

555 East Lancaster Avenue, Suite 100, Radnor, Pennsylvania 19087

(Address of principal executive offices)

(610) 325-5600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 3, 2012, Brandywine Realty Trust (the “Company”) and Brandywine Operating Partnership, L.P. (the “Operating Partnership”) executed and delivered an underwriting agreement (the “Underwriting Agreement”), and a related pricing agreement (the “Pricing Agreement”), among the Company, the Operating Partnership, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc., as representatives of the several Underwriters named in the Pricing Agreement (the “Underwriters”), relating to the issue and sale by the Company of a total of 4,000,000 of the Company’s 6.90% Series E Cumulative Redeemable Preferred Shares, par value $0.01 per share and liquidation preference $25 per share (4,600,000 shares if the Underwriters exercise in full their option to purchase 600,000 additional 6.90% Series E Cumulative Redeemable Preferred Shares) (the “Preferred Shares”). The issue and sale of the Preferred Shares is expected to be completed on April 11, 2012. Pursuant to the Underwriting Agreement, the Company and the Operating Partnership have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute payments that the Underwriters may be required to make because of any of those liabilities. The Underwriting Agreement contains customary representations and covenants.

The offer and sale of the Preferred Shares were registered under the Securities Act pursuant to a registration statement on Form S-3 (Registration No. 333-174700) filed with the Securities and Exchange Commission (the “Commission”) on June 3, 2011. The terms of the Preferred Shares are described in the Company’s prospectus dated June 3, 2011, as supplemented by a final prospectus supplement dated April 3, 2012, as filed with the Commission as of April 4, 2012.

The foregoing is not a complete discussion of the Underwriting Agreement and the Pricing Agreement and is qualified in its entirety by reference to the full text of the Underwriting Agreement and the Pricing Agreement included in this Current Report on Form 8-K as Exhibits 1.1 and 1.2, respectively, which are incorporated herein by reference.

In connection with the filing of the Underwriting Agreement and the Pricing Agreement, the Company and the Operating Partnership are filing on Exhibits 5.1 and 8.1 to this Current Report on Form 8-K the opinions of its counsel.

Item 7.01	Regulation FD Disclosure.

On April 3, 2012, the Company issued a press release announcing the pricing of its offering of the Preferred Shares. Also on April 3, 2012, the Company issued a press release announcing its intention to call for redemption all of its 2,000,000 issued and outstanding 7.50% Series C Cumulative Redeemable Preferred Shares (NYSE: BDN-PrC) (the “Series C Preferred Shares”) on May 3, 2012. Shares of the Company’s Series C Preferred Shares called for redemption will be redeemed at a redemption price of $25.00 per share, plus accumulated and unpaid distributions thereon up to and including the redemption date of May 3, 2012, and distributions on the shares of Series C Preferred Shares called for redemption will cease to accrue on such date. A copy of the press release announcing the pricing of the Company’s offering of the Preferred Shares and a copy of the press release announcing the redemption of the Series C Preferred Shares are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, hereto.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated April 3, 2012, among Brandywine Realty Trust, Brandywine Operating Partnership, L.P. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc., as representatives of the several Underwriters named in the Pricing Agreement.

1.2	Pricing Agreement, dated April 3, 2012, among Brandywine Realty Trust, Brandywine Operating Partnership, L.P. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc., as representatives of the several Underwriters named therein.

5.1	Opinion of Pepper Hamilton LLP as to the legality of the Preferred Shares.

8.1	Opinion of Pepper Hamilton LLP regarding certain tax matters.

23.1	Consent of Pepper Hamilton LLP (included in Exhibit 5.1).

23.2	Consent of Pepper Hamilton LLP (included in Exhibit 8.1).

99.1	Pricing Press Release dated April 3, 2012.

99.2	Redemption Press Release dated April 3, 2012.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRANDYWINE REALTY TRUST

Date: April 4, 2012	By:	/s/ Howard M. Sipzner
	Name:	Howard M. Sipzner
	Title:	Executive Vice President, Chief Financial Officer

BRANDYWINE OPERATING PARTNERSHIP, L.P.

	By:	Brandywine Realty Trust, general partner

Date: April 4, 2012		By:	/s/ Howard M. Sipzner
		Name:	Howard M. Sipzner
		Title:	Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated April 3, 2012, among Brandywine Realty Trust, Brandywine Operating Partnership, L.P. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc., as representatives of the several Underwriters named in the Pricing Agreement.

1.2	Pricing Agreement, dated April 3, 2012, among Brandywine Realty Trust, Brandywine Operating Partnership, L.P. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc., as representatives of the several Underwriters named therein.

5.1	Opinion of Pepper Hamilton LLP as to the legality of the Preferred Shares.

8.1	Opinion of Pepper Hamilton LLP regarding certain tax matters.

23.1	Consent of Pepper Hamilton LLP (included in Exhibit 5.1).

23.2	Consent of Pepper Hamilton LLP (included in Exhibit 8.1).

99.1	Pricing Press Release dated April 3, 2012.

99.2	Redemption Press Release dated April 3, 2012.